Summary of Significant Accounting Policies - Changes in the Allowance for Doubtful Accounts and the Amounts Charged to Bad Debt Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Allowance Balance at Beginning of Period	$ 211	$ 142	$ 149
Charged to Costs and Expenses	237	115	120
Write-offs	(117)	(46)	(127)
Allowance Balance at End of Period	$ 331	$ 211	$ 142